UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant To Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 22, 2008
NiSource Inc.
(Exact name of registrant as specified in its charter)
Commission file number 001-16189

Delaware	35-2108964

(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

801 East 86th Avenue
Merrillville, Indiana	46410

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (877) 647-5990
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 8.01 Other Events.
On May 22, 2008, NiSource Inc. (the “Company”) was advised that its petition for appeal to the West Virginia Supreme Court in the case of Tawney, et al. v. Columbia Natural Resources, Inc. was refused. The Company’s press release dated May 23, 2008 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.

Exhibit	Description

99.1	Press Release dated May 23, 2008

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NiSource Inc. (Registrant)
Date: May 23, 2008	By:	/s/ Michael W. O’Donnell
Michael W. O’Donnell
Executive Vice President and Chief Financial Officer, NiSource Inc.

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated May 23, 2008